SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2007
GeoEye, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50933	20-2759725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)
21700 Atlantic Boulevard
Dulles, VA 20166

(Address of Principal Executive Offices)
(703) 480-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) Amendment to Bylaws
In order to comply with NASDAQ’s revised Marketplace Rule 4350(l) requiring that an issuer’s listed securities be eligible for a Direct Registration Program, on November 1, 2007, the Board of Directors approved amendments to Article V, Section 5.1 of the Company’s Bylaws to provide for the issuance of uncertificated shares. The amended bylaws are effective as of November 1, 2007 and are attached as Exhibit 3.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Corporate Bylaws

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2007	GEOEYE, INC.
	By:	/s/ William L. Warren

William L. Warren
Senior Vice President, General Counsel & Secretary